March 31, 2021

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 11.33% and 11.37%, respectively, in the first quarter of 2021, finishing ahead of the Russell 1000 Value Index (Russell Value) which advanced 11.26% and the Standard & Poor’s 500 Index (S&P 500) which advanced 6.17%. The one year advances for SSHFX of 69.40% and for SSHVX of 69.68% were nicely ahead of the Russell Value’s 56.09% and the S&P 500’s 56.35%. As long term investors, we highlight that Sound Shore’s 30 year annualized returns of 10.45% and 10.73%, for SSHFX and SSHVX, respectively, as of March 31, 2021, were ahead of the Russell Value at 10.17% and the S&P 500 at 10.42%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www. soundshorefund.com.

The Sound Shore Fund’s strong first quarter 2021 gain was just ahead of the Russell Value. Stocks continued their recovery to start the year as investors were encouraged by an accommodative Federal Reserve, passage of the American Rescue Plan Act and continued rollout of COVID-19 vaccines. Meanwhile, solid corporate earnings backed up these macro factors. Participation was broad with all 11 S&P 500 sectors solidly in positive territory, led by the energy and financials sectors.

The portfolio’s return was driven by 11 holdings from five different sectors that were each up 20% or more for the period: Applied Materials, Bank of America, Capital One, Citigroup, EOG Resources, Lennar, Magna, NXP Semiconductors, SVB Financial, Whirlpool and Dentsply Sirona. These stocks outperformed as they continued to execute and win in their respective end markets. Since Sound Shore’s founding in 1978, our contrarian investment process focuses not only on valuation, but also on the adaptability and sustainability of company business models.

Automotive systems and component manufacturer Magna is a great example. We were able to purchase the stock when it was trading at just 7 times normalized earnings with a strong balance sheet and scale that provides opportunities for growth. The management team, led by CEO Swamy Kotagiri, has repositioned the company as an auto 2.0 leader in both electric/ autonomous vehicle development and best practices for employee safety. Magna has signed a joint-venture with LG Electronics that will strengthen its electric vehicle capability and it has agreed to manufacture and share its EV architecture and platform with the new Fisker Ocean electric SUV. Meanwhile the company’s almost 60-page, industry leading Smart Start Playbook was developed to help transition back to work after COVID-19 forced plant shutdowns. The plan outlined best practice details like disinfecting guidelines, the use of personal protective equipment such as masks and face shields, as well as treating and tracing infected employees. Even after Magna’s strong gains, the stock is attractively valued at 10 times earnings and remains a holding.

Another strong contributor was homebuilder Lennar, the industry’s largest. We added the name during the fourth quarter 2018 market selloff when Lennar was trading below normal at 7.5 times earnings and 1.1 times tangible book value. We believed the company had scale-driven advantages over small and mid-size builders, and also less exposure to sluggish premium housing trends versus its competitors. Lennar has been simplifying its portfolio to focus more as a pure-play builder, with less asset intensity, which should increase returns on capital and cash flow. During the quarter the company announced it would be spinning off parts of its business not directly related to homebuilding and financial services. According to management, the noncore asset spin will total $3 to $5 billion, with no debt. In spite of a recent uptick in interest rates, the US housing market remains very strong across the country and Lennar continues to gain share. Led by a management team that has consistently created shareholder value, we continue to like the risk/reward profile of the stock.

Laggards for the quarter included electricity generator and marketer Vistra Energy. Our research identified the company as a low cost provider with a healthy balance between generation and retail (transmission and distribution). Although it will take time, they are committed to transitioning the portfolio to a sustainable footprint by closing older plants and increasing the renewables portfolio. In fact, management has introduced Vistra Zero, a portfolio of zero-carbon power generation facilities, including seven new projects in its primary market of Texas that total nearly 1 gigawatt. That’s the equivalent of 110 million LED light bulbs! The seven projects are expected to see a capital investment of approximately $850 million. Despite volatility around the recent Texas cold snap, we like the outlook for Vistra and believe it is attractively valued at a below normal 10 times earnings and 15% free cash flow yield.

Elanco Animal Health, which designs, develops, and manufactures products for both companion and food animals, was down slightly for the period as well. Uncertainty around a potential product recall gave investors pause, even as Elanco continues to gain market share in the US companion animal segment and from a lessened COVID-19 impact in farm animal end markets. The company’s purchase of Bayer Animal Health in the second half of 2020 created the second-largest global animal health company. We expect Elanco to execute well on the Bayer integration, generate significant cost savings and margin improvement, de-lever the balance sheet, and introduce important pipeline products. Trading below 15x normalized earnings we see further upside potential from here.

For the second quarter in a row, we were encouraged that value outperformed growth and that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. Looking ahead, progress of COVID-19 vaccinations and reopening of the economy will certainly be in the front of investors’ minds. As well, the duration of central bank and fiscal stimulus and the pace of inflation are important factors to monitor. We note that at March 31, 2021, Sound Shore’s portfolio had a forward price-earnings multiple of 14.7 times consensus, a meaningful discount to the S&P 500 at 21.4 times and the Russell Value at 17.4 times, despite strong balance sheets and better free cash flow.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2021 were 69.40%, 11.35%, and 10.67%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 69.68%, 11.53%, and 10.86%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2021. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/21: Applied Materials Inc.: 0.00%; Bank of America Corp.: 3.65%; Capital One Financial Corp.: 3.37%; Citigroup, Inc.: 2.02%; Dentsply Sirona Inc.: 2.48%; Elanco Animal Health Inc.: 1.88%; EOG Resources, Inc.: 2.68%; Lennar Corporation: 2.21%; Magna International Inc.: 2.89%; NXP Semiconductors NV: 2.17%; SVB Financial Group: 1.79%; Whirlpool Corporation: 1.90%; and Vistra Corp.: 3.24%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/21 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2021

	Share Amount	Value
Common Stock (97.7%) (a)
Communication Services (6.4%)
Alphabet, Inc., Class A (b)	10,815	$22,306,154
Comcast Corp., Class A	554,900	30,025,639
Verizon Communications, Inc.	447,700	26,033,755
		78,365,548
Consumer Discretionary (9.0%)
Booking Holdings, Inc. (b)	10,255	23,892,509
Lennar Corp., Class A	268,050	27,134,702
Magna International, Inc.	401,800	35,374,472
Whirlpool Corp.	105,900	23,335,065
		109,736,748
Consumer Staples (2.7%)
Conagra Brands, Inc.	870,000	32,712,000

Energy (4.9%)
Cabot Oil & Gas Corp.	1,476,550	27,729,609
EOG Resources, Inc.	452,300	32,805,319
		60,534,928
Financials (24.8%)
Alleghany Corp. (b)	64,860	40,621,169
Bank of America Corp.	1,156,250	44,735,312
Berkshire Hathaway, Inc., Class B (b)	176,915	45,196,475
Capital One Financial Corp.	324,400	41,273,412
Chubb, Ltd.	164,250	25,946,573
Citigroup, Inc.	340,300	24,756,825
Morgan Stanley	442,950	34,399,497
SVB Financial Group (b)	44,445	21,940,719
The Blackstone Group, Inc., Class A	340,200	25,355,106
		304,225,088
Health Care (23.0%)
Anthem, Inc.	79,040	28,371,408
Cigna Corp.	199,595	48,250,095
DENTSPLY SIRONA, Inc.	475,800	30,360,798
Elanco Animal Health, Inc. (b)	782,050	23,031,372

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2021

	Share Amount	Value
Health Care (23.0%) (continued)
Henry Schein, Inc. (b)	470,450	$32,573,958
Merck & Co., Inc.	440,600	33,965,854
Perrigo Co. PLC	881,350	35,668,235
Pfizer, Inc.	769,600	27,882,608
UnitedHealth Group, Inc.	60,100	22,361,407
		282,465,735
Industrials (7.0%)
Eaton Corp. PLC	165,050	22,823,114
Sensata Technologies Holding PLC (b)	578,850	33,544,358
Westinghouse Air Brake Technologies Corp.	364,950	28,889,442
		85,256,914
Information Technology (14.4%)
Fiserv, Inc. (b)	317,900	37,842,816
Flex, Ltd. (b)	2,455,950	44,968,445
NXP Semiconductors NV	132,350	26,647,349
Oracle Corp.	603,550	42,351,103
Vontier Corp. (b)	797,250	24,132,757
		175,942,470
Materials (2.3%)
International Paper Co.	522,750	28,265,092

Utilities (3.2%)
Vistra Corp.	2,247,250	39,731,380
Total Common Stock (97.7%) (cost $853,054,515)		1,197,235,903

Short-Term Investments (2.4%)
Money Market Fund (2.4%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.03% (c)	29,783,754	29,783,754
Total Short-Term Investments (2.4%) (cost $29,783,754)		29,783,754

Investments, at value (100.1%) (cost $882,838,269)		$1,227,019,657
Other Liabilities Less Assets (-0.1%)		(1,253,030)
Net Assets (100.0%)		$1,225,766,627

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2021

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of March 31, 2021.
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2021

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2021

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2021:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,197,235,903	$–	$–	$1,197,235,903
Short-Term Investments	29,783,754	–	–	29,783,754
Total Investments	$1,227,019,657	$–	$–	$1,227,019,657

At March 31, 2021, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0321

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)

MARCH 31, 2021

SOUND SHORE FUND